                                                                    EXHIBIT 10.4

                           UMPQUA HOLDINGS CORPORATION

                           DEFERRED COMPENSATION PLAN

                                 TRUST AGREEMENT

                          Effective as of July 10, 2004

                           UMPQUA HOLDINGS CORPORATION

                           DEFERRED COMPENSATION PLAN

                                 TRUST AGREEMENT

                          EFFECTIVE AS OF JULY 10, 2004

                                TABLE OF CONTENTS

                                    ARTICLE 1
                             ESTABLISHMENT OF TRUST
1.1      TRUST DEPOSITS.........................................................    1
1.2      IRREVOCABILITY.........................................................    1
1.3      GRANTOR TRUST..........................................................    2
1.4      TRUST ASSETS...........................................................    2
1.5      ACCEPTANCE OF TRUST....................................................    2

                                    ARTICLE 2
                         PLAN AS PART OF TRUST AGREEMENT
2.1      INCORPORATION BY REFERENCE.............................................    2
2.2      BENEFIT PROVISIONS.....................................................    2
2.3      AMENDMENT OF PLAN......................................................    2
2.4      SEPARATE PLAN SUB-ACCOUNTS.............................................    2
2.5      CONFLICTS WITH TRUST...................................................    3
2.6      TRUSTEE RELIANCE.......................................................    3

                                    ARTICLE 3
                 PAYMENTS TO PLAN PARTICIPANTS AND BENEFICIARIES
3.1      PAYMENT SCHEDULE AND TAXES.............................................    3
3.2      ENTITLEMENT TO BENEFITS................................................    4
3.3      PAYMENTS BY SPONSOR OR SUBSIDIARIES....................................    4

                                    ARTICLE 4
                TRUSTEE RESPONSIBILITY WHEN SPONSOR IS INSOLVENT
4.1      CESSATION OF PAYMENTS ON SPONSOR INSOLVENCY............................    4
4.2      CLAIMS OF CREDITORS....................................................    4
4.3      RECOMMENCEMENT OF PAYMENTS.............................................    5

                                    ARTICLE 5
                               PAYMENTS TO SPONSOR
5.1      PAYMENTS TO THE SPONSOR................................................    5

                                    ARTICLE 6
                              INVESTMENT AUTHORITY
6.1      TRUSTEE AUTHORITY......................................................    6
6.2      INVESTMENT OPTION......................................................    7

                                    ARTICLE 7
                              DISPOSITION OF INCOME
7.1      DISPOSITION OF INCOME..................................................    8

                                    ARTICLE 8
                              ACCOUNTING BY TRUSTEE
8.1      ACCOUNTING BY TRUSTEE..................................................    8

                                    ARTICLE 9
                          RESPONSIBILITY OF THE TRUSTEE
9.1      PRUDENT PERSON.........................................................    9
9.2      TRUSTEE INDEMNIFICATION................................................    9
9.3      LEGAL COUNSEL..........................................................    9
9.4      HIRING AGENTS..........................................................    9
9.5      TRUSTEE POWERS.........................................................    9
9.6      LIMITATION ON POWERS...................................................   10

                                   ARTICLE 10
                        FEES AND EXPENSES OF THE TRUSTEE
10.1     TRUSTEE EXPENSES AND FEES..............................................   10

                                   ARTICLE 11
                     RESIGNATION AND REMOVAL OF THE TRUSTEE
11.1     TRUSTEE RESIGNATION....................................................   10
11.2     TRUSTEE REMOVAL........................................................   10
11.3     TRANSFER OF ASSETS.....................................................   10
11.4     APPOINTMENT OF SUCCESSOR...............................................   10

                                   ARTICLE 12
                            APPOINTMENT OF SUCCESSOR
12.1     APPOINTMENT OF SUCCESSOR...............................................   10
12.2     TERMINATION............................................................   11

                                   ARTICLE 13
                            AMENDMENT OR TERMINATION
13.1     AMENDMENT..............................................................   11
13.2     TERMINATION............................................................   11
13.3     GOVERNING LAW..........................................................   11
13.4     SUCCESSOR AND ASSIGNS..................................................   11
13.5     TRUSTEE'S SUCCESSORS...................................................   11

                           UMPQUA HOLDINGS CORPORATION

                           DEFERRED COMPENSATION PLAN

                                 TRUST AGREEMENT

                                    RECITALS

      THIS TRUST AGREEMENT is made and entered into effective as of July 10, 2004 by and between Umpqua Holdings Corporation (the "Sponsor"), which, as successor in interest by merger, sponsors the Humboldt Bancorp Deferred Compensation Plan (the "Plan"), and Wells Fargo Bank, a national banking association (the "Trustee").

      The Sponsor has established the Plan. The Plan is intended to be a "top hat plan" (i.e., an unfunded plan of deferred compensation maintained for members of a select group of management or highly compensated employees of subsidiaries of the Sponsor under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Plan's accounts represent the deferred compensation interests of Robert M. Daugherty under a Deferred Compensation Agreement dated December 18, 2003, as amended, and under an Employment Agreement dated March 13, 2004 (collectively, the "Daugherty Agreements"), and of Patrick J. Rusnak under a Deferred Compensation Agreement dated December 29, 2000, as amended, and under an Employment Agreement dated March 13, 2004 (collectively, the "Rusnak Agreements").

      The Sponsor wishes to establish an irrevocable trust fund for the purpose of providing a source from which to pay benefits under the Plan, the trust fund being subject to the claims of the Sponsor's creditors in the event of the Sponsor's bankruptcy or insolvency. Contributions to the trust fund shall be held by the Trustee and invested, reinvested and distributed in accordance with the provisions of this Trust Agreement.

      The Trust established by this Trust Agreement is intended to be a "grantor trust," with the result that the corpus and income of the trust are treated for tax purposes as assets and income of the Sponsor.

      Accordingly, the Sponsor and the Trustee, intending to be legally bound, declare and agree as follows.

                                    ARTICLE 1

                             ESTABLISHMENT OF TRUST

      1.1 TRUST DEPOSITS. The Sponsor shall deposit with the Trustee, in trust, certain funds, as required under the Plan, which funds shall be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

      1.2 IRREVOCABILITY. The Trust shall be irrevocable.

      1.3 GRANTOR TRUST. The Trust is intended to be a grantor trust, of which the Sponsor is the grantor, within the meaning of sub-part E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

      1.4 TRUST ASSETS. The principal of the Trust, and any earnings, shall be held separate and apart from other funds of the Sponsor and shall be used exclusively for the uses and purposes of the Plan and general insolvency creditors of the Sponsor as set forth in this Trust Agreement.

      1.5 ACCEPTANCE OF TRUST. The Trustee accepts the Trust established under this Trust Agreement, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

                                    ARTICLE 2

                         PLAN AS PART OF TRUST AGREEMENT

      2.1 INCORPORATION BY REFERENCE. The Plan (including the deferred compensation provisions of the Daugherty Agreements and the Rusnak Agreements) is expressly incorporated into this Trust Agreement and made a part of this Trust Agreement with the same force and effect as if the Plan had been fully set forth within this Trust Agreement. A copy of the Plan has been delivered to the Trustee. All terms defined in the Plan shall have the same meanings when used in this Trust Agreement unless expressly provided to the contrary. The Sponsor shall deliver to the Trustee copies of all amendments to the Plan made after the date of this Trust Agreement. It is expressly understood, however, that the Trustee is not considered a party to the Plan and that the Sponsor will retain the full responsibility for the interpretation and implementation of Plan provisions.

      2.2 BENEFIT PROVISIONS. The terms of the Plan shall govern the amount, form and timing of benefit payments under the Plan and a Plan participant or beneficiary may make application for payment directly to the Sponsor who shall have sole responsibility for determining a participant's or beneficiary's eligibility for payment.

      2.3 AMENDMENT OF PLAN. The incorporation of the Plan into this Trust shall not affect the provisions of the Plan concerning the amendment or termination of the Plan.

      2.4 SEPARATE PLAN SUB-ACCOUNTS. The Trustee shall establish and maintain separate accounts within the trust for each participant, based on instructions it receives from the sponsor or its designee. Also based on instructions it receives from the Sponsor or its designee, the Trustee shall establish and maintain separate sub-accounts to show separately the participant's deferred signing bonus account and employer discretionary contribution account. Each sub-account will separately account for deemed earnings and losses credited or debited to that sub-account, and the applicable deemed investments of that sub-account, based on information provided to the Trustee by the Sponsor or its designee. The Trustee shall have no obligation to verify any information provided by the sponsor or its designee under this section, and will be entitled to rely on that information.

      2.5 CONFLICTS WITH TRUST. If any provision of the Plan is inconsistent with any provision of this Trust, the terms of this Trust shall control.

      2.6 TRUSTEE RELIANCE. Any direction received by the Trustee from the Sponsor or its representatives concerning the Trustee's receipt, holding, disposition, investment, or other treatment of the assets of the Trust shall conclusively be deemed to be in accordance with the terms of the applicable Plan, and the Trustee shall be entitled to rely, and shall be held harmless by the Sponsor in relying, on the propriety of the direction.

                                    ARTICLE 3

                 PAYMENTS TO PLAN PARTICIPANTS AND BENEFICIARIES

      3.1 PAYMENT SCHEDULE AND TAXES. The Sponsor shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of the Plan participant upon his or her becoming entitled to receive a distribution from the Plan and that provides the form in which the amounts are to be paid (as provided for and available under the Plan) and the time of commencement for the payment of the amounts. Except as otherwise provided in this Trust Agreement, the Trustee shall make payments to the Plan participant or his or her beneficiaries in accordance with the Payment Schedule. The Sponsor shall provide the Trustee with all the information necessary to permit the Trustee to make distributions from the Trust and to withhold all taxes required by law from those distributions. As directed by the Sponsor, the Trustee shall make provision for the withholding of all taxes required by law. The Trustee or its agent shall prepare all tax returns, withholding statements and other tax materials. Trustee shall not be liable for payment of any tax assessed under any existing or future law against the assets of the Trust. With respect to any income tax on the earnings of the assets of the Trust, the taxes shall be paid by Sponsor. While a participant is employed by Sponsor or one of its affiliated companies, such taxes shall be borne by Sponsor; after the participant is no longer an employee of Sponsor or any of its affiliated companies, the amount of such taxes shall be deducted from the assets held in the Trust for the benefit of such participant. In the case of benefit distributions, which are taxable as income from wages, the Sponsor shall calculate and provide to Trustee an itemization of all required taxes required to be withheld from such distributions as wages. The Trustee shall deduct from each benefit distribution and send to Sponsor the tax amount calculated by Sponsor. The Sponsor will remit such taxes to the appropriate tax authority.

      3.2 ENTITLEMENT TO BENEFITS. The entitlement of the Plan participant or his or her beneficiaries to benefits under the Plan shall be determined under the terms of the Plan, and any claim for Plan benefits shall be considered and reviewed under the procedures set out in the Plan.

      3.3 PAYMENTS BY SPONSOR OR SUBSIDIARIES. The Sponsor may make payment of benefits directly to the Plan participant or his or her beneficiaries as they become due under the terms of the Plan. The Sponsor shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to the Plan participant or his or her beneficiaries.

                                    ARTICLE 4

                TRUSTEE RESPONSIBILITY WHEN SPONSOR IS INSOLVENT

      4.1 CESSATION OF PAYMENTS ON SPONSOR INSOLVENCY. The Trustee shall cease payment of benefits to participants and beneficiaries under the Plan if the Sponsor is Insolvent. The Sponsor shall be considered "Insolvent" for purposes of this Trust Agreement if : (i) the Sponsor is unable to pay its debts as they become due; or (ii) the Sponsor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

      4.2 CLAIMS OF CREDITORS. At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Sponsor under federal and state law as set forth below.

            (a) The Board of Directors and the chief executive officer of the Sponsor shall have the duty to inform the Trustee in writing of the Sponsor's Insolvency. If a person claiming to be a creditor of the Sponsor alleges in writing to the Trustee that the Sponsor has become Insolvent, the Trustee shall determine whether the Sponsor is Insolvent and, pending a determination, the Trustee shall discontinue payment of benefits to Plan participants and beneficiaries.

            (b) Unless the Trustee has actual knowledge of the Sponsor's Insolvency, or has received notice from the Sponsor or a person claiming to be a creditor alleging that the Sponsor is Insolvent, the Trustee shall have no duty to inquire whether the Sponsor is Insolvent. The Trustee may in all events rely on any evidence concerning the Sponsor's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Sponsor's solvency.

            (c) If at any time the Trustee has determined that the Sponsor is Insolvent, the Trustee shall discontinue payments to participants and beneficiaries of the Plan and shall hold the assets of the Trust for the benefit of the Sponsor's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of any participant or beneficiary of the Plan to pursue his or her rights as a general creditor of the Sponsor with respect to benefits due under the Plan or otherwise.

            (d) The Trustee shall resume the payment of benefits to the Plan participants and beneficiaries in accordance with the terms of this Trust Agreement only after the Trustee has determined that the Sponsor is not Insolvent (or is no longer Insolvent).

            (e) Except as expressly provided in this Trust Agreement, the Sponsor shall have no right or power to direct the Trustee to return to the Sponsor or to divert to others any of the Trust assets before all payments of benefits have been made to all participants and beneficiaries of the Plan (or to the Sponsor, in the case of the inability to locate a payee under the terms of a
Plan) pursuant to the terms of the Plan.

            (f) If the Trustee makes payments from the Trust for the benefit of the general creditors of the Sponsor under this Section and assets remain in the Trust after a payment of assets to the general creditors of the Sponsor under this Section, each Plan participant's allocable deemed interest in Trust assets following cessation of payments to the general creditors of the Sponsor shall equal the value of the aggregate assets of the Trust immediately following the date the Trustee last makes a payment for the benefit of the Sponsor's general creditors multiplied by a fraction, the numerator of which is the value of the participant's account on the date the Trustee deems the Sponsor to be Insolvent and ceases payments to the Plan participants and their beneficiaries less payments made to or on behalf of the participant under the Plan since that date (whether or not directly from the Trust) and the denominator of which is the value of all Plan participants' accounts on the date the Trustee deems the Sponsor to be Insolvent and ceases payments to Plan participants and their beneficiaries less the aggregate amount of payments made to or on behalf of all participants under the Plan since that date (whether or not from the Trust).

      4.3 RECOMMENCEMENT OF PAYMENTS. If the Trustee discontinues payments from the Trust to the participant or his or her beneficiaries pursuant to Section 4.1 and subsequently resumes payments, the first payments following the discontinuance shall include the aggregate amount of all payments which would have been made to the participant or his or her beneficiaries (together with the deemed earnings or losses on the payments under the terms of the Plan) in accordance with the Plan during the period of discontinuance, less the aggregate amount of payments, if any, made to the participant or his or her beneficiaries by the Sponsor or any of its subsidiaries in lieu of the payments provided for under this Trust Agreement during any period of discontinuance. Sponsor shall inform Trustee of any payments made by Sponsor during any period of discontinuance and shall instruct Trustee regarding the appropriate amount of the first payment due each Plan participant or beneficiary following a period of discontinuance.

                                    ARTICLE 5

                               PAYMENTS TO SPONSOR

      5.1 PAYMENTS TO THE SPONSOR. Except as provided in this Trust Agreement or in the Plan, the Sponsor shall have no right or power to direct the Trustee to return to the Sponsor or to divert to others any of the Trust assets before all payments of benefits have been made to Plan participants and beneficiaries pursuant to the terms of the Plan.

                                    ARTICLE 6

                              INVESTMENT AUTHORITY

      6.1 TRUSTEE AUTHORITY. All administrative rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with any Plan participant or beneficiary or the Sponsor. The Trustee shall have the following powers with respect to securities and other assets at any time held by it and constituting the Trust, those powers, subject to Section 6.2, to be exercised by it in its sole discretion:

            (a) To purchase or subscribe for and invest in any securities, but not including, any securities of the Trustee or any affiliate of the Trustee, and to retain those securities in the Trust. The term "securities" shall be deemed to include, but not be limited to, common and preferred stocks, mortgages, debentures, bonds, notes or other evidences of indebtedness, and other forms of securities, including those issued by the Sponsor or sold by employees participating under the Plan; provided, however, that no stock, securities or evidence of indebtedness of said Sponsor or employees shall be acquired by or held unless the Trustee is so directed by the Sponsor.

                  The Trustee is authorized to invest and reinvest all or a portion of the Trust in shares of any open-ended investment fund or company, including but not limited to, any fund or company which is managed by an affiliate of the Trustee or provides other services to such company and receives compensation for the services provided.

            (b) To sell, transfer and convey for cash or on credit, convert, redeem, exchange for other securities, or otherwise to dispose of any securities at any time held by it.

            (c) To exercise any conversion privilege and/or subscription right available in connection with any securities at any time held by it; to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association or to the sale, mortgage, pledge or lease of the property of any corporation, company or association, or to the sale, mortgage, pledge or lease of any of the securities which may at any time be held by it, and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities which it may so acquire.

            (d) To vote, personally or by general or limited proxy, any securities which may be held by it at any time and, similarly, to exercise, personally or by general or limited proxy, any right appurtenant to any securities held by it at any time.

            (e) To register any securities held by it hereunder in its own name or in the name of a nominee, or in any form permitting title to pass by delivery, providing the records of the Trustee shall clearly indicate the ownership of any asset of the Trust.

            (f) To make, execute and deliver any and all mortgages, contracts, consents, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of its powers.

            (g) To invest and reinvest all or any portion of the Trust in units of participation in one or more common, collective or commingled trust funds that may be established and maintained by the Trustee or other trustee. Any common, collective or commingled trust fund may be specifically designated for investment in guaranteed investment contracts.

            (h) To invest any part or all of the Trust (including idle cash balances) in certificates of deposit, demand or time deposits, savings accounts, money market accounts or similar investments of the Trustee or of any affiliate of the Trustee, which bear a reasonable rate of interest.

      6.2 INVESTMENT OPTION. Under the terms of the Plan, the Daugherty Agreements and the Rusnak Agreements, and for so long as a participant remains employed by the Sponsor or an affiliate, the Trust account established for that participant will hold a certificate of deposit issued by

Umpqua Bank. That certificate shall accrue interest equal to Umpqua Bank's prime lending rate plus 1% as in effect from time to time and may mature no earlier than the participant's termination of employment. Effective with a participant's termination of employment with the Sponsor and its affiliates, the participant may elect to allow his certificate of deposit to mature. In this event the participant will be permitted to direct the investment of his Trust account. Such account will be credited with whatever earnings are generated by the investments selected by the participant. Alternatively, the participant may elect not to have the certificate of deposit mature in which case the rate and maturity of the certificate will be negotiated by the Sponsor and the participant.

                                    ARTICLE 7

                              DISPOSITION OF INCOME

      7.1 DISPOSITION OF INCOME. During the term of this Trust, all income received by the Trust shall be accumulated and reinvested, and ultimately distributed, as provided in this Trust Agreement and in the Plan.

                                    ARTICLE 8

                              ACCOUNTING BY TRUSTEE

      8.1 ACCOUNTING BY TRUSTEE. The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including any specific records as shall be agreed upon in writing between the Sponsor and the Trustee. Within ninety (90) days following the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Sponsor a written account of its administration of the Trust during the year or during the period from the close of the last preceding year to the date of the removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of the purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of the year or as of the date of removal or resignation, as the case may be.

            The Sponsor may approve the accounting by written approval delivered to the Trustee. The Trustee shall deem failure by the Sponsor to approve or disapprove an accounting within 60 days after receipt of such accounting an approval of it.

            The assets of the Trust shall be valued at their fair market values on the date of valuation, as determined by the Trustee based upon such sources of information, as it may deem reliable. The Sponsor shall instruct the Trustee as to the value of assets for which the market value is not readily obtainable by the Trustee. If the Sponsor fails to provide such values, the Trustee may take whatever action it deems reasonable, including employment of attorneys, appraisers or other professionals, the expense of which will be an expense of the administration of the Trust.

            If the Sponsor directs the Trustee to perform separate recordkeeping with respect to assets of the Trust attributable to each Plan participant's proportionate interest in the Plan, the proportionate interest shall be based on the amount of each contribution to the Trust that the Sponsor specifies in writing to the Trustee is attributable to the Plan account(s) of the Participant and for earnings or losses of the Trust credited or debited, as applicable, to the Plan account(s) and attributable to the performance of the investments of the Trust attributable to the Plan account(s) (either based on each the participant's proportionate interest in the entire Trust fund or in separate investment funds established under the Trust for participant investment direction). In such a case, the Trustee periodically shall deliver to the Sponsor a written account of its administration of the Trust setting forth the value of each participant's account(s) as of the beginning and end of the period. Trust assets attributable to a Plan participant's Plan account(s) shall be maintained merely as book entries under a single Trust account maintained hereunder, and no assets or funds shall be required to be paid to, held in or invested in any separate Trust account apart from any other assets or funds of the Trust.

                                    ARTICLE 9

                          RESPONSIBILITY OF THE TRUSTEE

      9.1 PRUDENT PERSON. The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Sponsor which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Sponsor. In the event of a dispute between the Sponsor and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

      9.2 TRUSTEE INDEMNIFICATION.

            (a) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Trustee will be indemnified from the Trust against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for the payments.

            (b) The Trustee will be indemnified from the Trust, to the fullest extent permitted under applicable law, for any and all liabilities of any kind incurred by the Trustee in connection with the Plan and Trust (i) relating to periods of time prior to the Trustee's becoming Trustee or (ii) relating to periods of time while the Trustee is Trustee, but not related to the Trustee's negligence, willful misconduct, or breach of its fiduciary duties.

      9.3 LEGAL COUNSEL. The Trustee may consult with legal counsel (who may also be counsel for the Sponsor generally) with respect to any of its duties or obligations hereunder.

      9.4 HIRING AGENTS. The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder and rely upon advice given by those professionals.

      9.5 TRUSTEE POWERS. The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise in this Trust Agreement; provided, however, that if an insurance policy is ever held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against the policy.

      9.6 LIMITATION ON POWERS. The Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of IRS Regulations Section 301.7701-2.

                                   ARTICLE 10

                        FEES AND EXPENSES OF THE TRUSTEE

      10.1 TRUSTEE EXPENSES AND FEES. All expenses of administering the Plan and the Trust and all Trustee's fees and expenses with respect to which the Trustee is entitled to compensation or reimbursement shall be paid from the Trust and charged against each Plan participant's interest in the Trust, pro rata based upon the relative value of each participant's interest in the Trust as of the Trust valuation date next preceding the applicable payment or charge.

                                   ARTICLE 11

                     RESIGNATION AND REMOVAL OF THE TRUSTEE

      11.1 TRUSTEE RESIGNATION. The Trustee may resign at any time by written notice to the Sponsor.

      11.2 TRUSTEE REMOVAL. The Trustee may be removed by the Sponsor at any time upon written notice to the Trustee.

      11.3 TRANSFER OF ASSETS. Upon resignation or removal of the Trustee and appointment of a successor trustee, all assets shall promptly be transferred to the successor Trustee.

      11.4 APPOINTMENT OF SUCCESSOR. If the Trustee resigns or is removed, a successor shall be appointed, in accordance with the following Section, by the effective date of resignation or removal. If no appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                                   ARTICLE 12

                            AMENDMENT OR TERMINATION

      12.1 AMENDMENT. This Trust Agreement may be amended by a written instrument executed by the Trustee and the Sponsor. No amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance herewith.

      12.2 TERMINATION. The Trust shall not terminate until the date on which all Plan participants and beneficiaries no longer are entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Sponsor.

                                   ARTICLE 13

                                  MISCELLANEOUS

      13.1 VALIDITY OF PROVISIONS. Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any the prohibition, without invalidating the remaining provisions of this Trust Agreement.

      13.2 NO ASSIGNMENT OF BENEFITS. Benefits payable to a Plan participant or beneficiary under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

      13.3 GOVERNING LAW. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of California.

      13.4 SUCCESSOR AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Sponsor and the Trustee and their respective successors and assigns.

      13.5 TRUSTEE'S SUCCESSORS. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all of the trust business of the Trustee may be transferred, shall be the successor of the Trustee hereunder without the execution or filing of any instrument or the performance of any act.

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

      IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto, effective as of _____________, 2004.

ATTEST/WITNESS:                             UMPQUA HOLDINGS CORPORATION

________________________                    By:_________________________________

Print Name:                                 Print Name:_________________________

                                            Date:_______________________________

                                            WELLS FARGO BANK, N.A., TRUSTEE

                                            By: ________________________________

                                            Print Name:_________________________

                                            Date:_______________________________

                                            By: ________________________________

                                            Print Name: ________________________

                                            Date: ______________________________

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